                                                                  EXHIBIT 10.4.4


                         AMENDMENT NO. 4 AND JOINDER TO
                             STOCKHOLDERS' AGREEMENT


         THIS AMENDMENT NO. 4 AND JOINDER (this "Amendment and Joinder"), dated August 18, 1999, by and among Allied Riser Communications Corporation f/k/a Allied Riser Communications Holdings, Inc., a Delaware corporation (the "Company"), EGI-ARC Investors, L.L.C., a Delaware limited liability company ("EGI-ARC"), Telecom Partners II, L.P., a Delaware limited partnership ("TP"), Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), Crescendo III, L.P., a Delaware limited partnership ("CIII"), Lawrence Equity Group, L.L.C., a California limited liability company ("LEG"), Norwest Venture Partners VII, L.P., a Minnesota limited partnership ("NVP"), ANDA Partnership, an Illinois general partnership ("ANDA" and together with EGI-ARC, TP, CWF, EVW, CIII, LEG and NVP, the "Existing Financial Sponsors") and the parties listed on Schedule 1 attached hereto the "Proposed Financial Sponsors") (collectively the Existing Financial Sponsors and the Proposed Financial Sponsors are referred to herein as the "Parties") to that certain Stockholders' Agreement, as amended (the "Stockholders' Agreement"), dated as of November 5, 1998, by and among the Company, EGI-ARC, TP and the other persons identified therein. All terms not otherwise defined herein shall have the meanings given such terms in the Stockholders' Agreement.

         WHEREAS, the Company, EGI-ARC, TP and the other persons identified therein have entered into the Stockholders' Agreement as amended by (i) Amendment No. 1 and Joinder to Stockholders' Agreement dated as of November 23, 1998, (ii) Amendment No. 2 and Joinder to Stockholders' Agreement dated December 30, 1998, and effective as of November 23, 1998, and (iii) Amendment No. 3 and Joinder to Stockholders' Agreement dated as of August 18, 1999 and such parties desire to further amend the Stockholders' Agreement as provided herein;

         WHEREAS, Section 5.3 of the Stockholders' Agreement permits amendment of the Stockholders' Agreement by a written instrument signed by (i) the Company, (ii) holders of not less than fifty percent (50%) of the outstanding Preferred Stock, and (iii) Stockholders holding not less than fifty percent (50%) of the total number of shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents then held by all Stockholders;

         WHEREAS, the Existing Financial Sponsors collectively hold in excess of fifty percent (50%) of (i) the outstanding Preferred Stock and (ii) the total number of



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shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents
held by all Stockholders as of the date hereof, and accordingly can, together with the Company, enter into this Amendment and Joinder;

         WHEREAS, the Existing Financial Sponsors desire that each of the Proposed Financial Sponsors become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder, and each of the Proposed Financial Sponsors desires to become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder, as provided herein;

         WHEREAS, Section 4.6 of the Stockholders' Agreement permits holders of a majority of the outstanding shares of Preferred Stock to designate any purchaser of newly issued Preferred Stock (or any new series of preferred stock) as a "Financial Sponsor" for all purposes under the Stockholders Agreement;

         WHEREAS, the Existing Financial Sponsors together hold a majority of the outstanding shares of Preferred Stock outstanding and accordingly can designate additional Financial Sponsors pursuant to and for all purposes under the Stockholders' Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree as follows:

     1. Designation and Joinder.

     (a) The Existing Financial Sponsors hereby designate each of the Proposed Financial Sponsors as a "Financial Sponsor" for all purposes under the Stockholders' Agreement, except for Article III, entitled to all of the rights and subject to all of the obligations attendant thereunder to that status, except as provided herein. Each of the Proposed Financial Sponsors hereby consents and agrees to such designation, and further agrees that upon execution of this Amendment and Joinder, it shall become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders Agreement, except for Article III, as a "Financial Sponsor" thereunder as though originally a party as a "Financial Sponsor" thereunder, except as provided herein.

     (b) The execution and delivery of this Amendment and Joinder shall be deemed to constitute "written notice to the Company" of the designation set forth in Section 1(a) above, in satisfaction of such requirement of Section 4.6 of the Stockholders' Agreement.

                                       2

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     2. Amendments

     (a) Schedule 3 to the Stockholders' Agreement, which lists the "Transaction Documents" is hereby amended to include the Amendment No. 3 and Joinder to Allied Riser Communications Holdings, Inc. Stockholders' Agreement.

     (b) For purposed of Section 5.2 of the Stockholders' Agreement, the address for notice for each of the Proposed Financial Sponsors shall be as set forth opposite such parties name on Schedule 1 attached hereto.

     (c) An additional defined term shall be added to Section 1.1 of the Stockholders' Agreement as definition (33) thereof, and it shall read in its entirety as follows: "Warrant Acquisition Agreement" shall mean a Warrant Acquisition Agreement entered into between the Company and a Proposed Financial Sponsor (as defined in Amendment No. 4 and Joinder to Stockholders' Agreement) dated on or before August 31, 1999 pursuant to which each Proposed Financial Sponsor acquired warrants to purchase ARC Holdings Common Stock."

     (d) An additional defined term shall be added to Section 1.1 of the Stockholders' Agreement as definition (34) thereof, and it shall read in its entirety as follows: "Warrant Agreement" shall mean a Warrant Agreement entered into between the Company and a Proposed Financial Sponsor (as defined in Amendment No. 4 and Joinder to Stockholders' Agreement) dated on or before August 31, 1999 pursuant to which each Proposed Financial Sponsor acquired warrants to purchase ARC Holdings Common Stock."

     (e) An additional four sentences shall be added to Section 2.7 as follows:
"In addition, each Financial Sponsor or transferee of each Financial Sponsor, as the case may be, shall be permitted to transfer its warrants and the underlying ARC Holdings Common Stock in accordance with the terms of the Warrant Acquisition Agreement and the Warrant Agreement of such Financial Sponsor. In the event the Financial Sponsor is EOP Operating Limited Partnership, such Financial Sponsor shall further be permitted to Transfer Equity Securities to Equity Office Properties Trust ("EOPT"), the managing general partner of such Financial Sponsor, any Subsidiary of the Financial Sponsor or EOPT, any Preferred Stock Subsidiary (as defined below) of such Financial Sponsor or EOPT, a successor by merger to such Financial Sponsor or EOPT, or a Subsidiary or Preferred Stock Subsidiary of a successor by merger to such Financial Sponsor or EOPT, subject only to Section 2.6 (and not to Sections 2.2, 2.3, 2.4 or 2.5 above); provided, however, that in connection with any Transfers to any other Financial Sponsor, all Financial Sponsors shall consent to such proposed Transfer. In the event the Financial Sponsor is Cornerstone Properties Limited Partnership, such Financial

                                       3

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Sponsor shall further be permitted to Transfer Equity Securities to Cornerstone
Properties Inc. ("CPI"), the managing general partner of such Financial Sponsor, any Subsidiary of the Financial Sponsor or CPI, any Preferred Stock Subsidiary of such Financial Sponsor or CPI, a successor by merger to such Financial Sponsor or CPI, or a Subsidiary or Preferred Stock Subsidiary of a successor by merger to such Financial Sponsor or CPI, subject only to Section 2.6 (and not to Sections 2.2, 2.3, 2.4 or 2.5 above); provided, however, that in connection with any Transfers to any other Financial Sponsor, all Financial Sponsors shall consent to such proposed Transfer. For purposes of this Section 2.7, Preferred Stock Subsidiary shall mean a Person in which the applicable Financial Sponsor, EOPT or CPI or any of their successors by merger, as the case may be, holds at least 90% of the economic interest of such Person through non-voting common or preferred stock or a combination of non-voting common and preferred stock."

     3. Miscellaneous.

     (a) Reaffirmation. Except as expressly modified hereby, the Parties hereby reaffirm each and every provision set forth in the Stockholders' Agreement and, except as modified hereby, the Parties acknowledge and agree that each provision and obligation therein continues in full force and effect. References to the "Agreement" in the Stockholders' Agreement shall hereinafter be deemed to mean such agreement as amended by this Amendment and Joinder.

     (b) Additional Provisions. Sections 5.1, 5.9, 5.10, 5.11 and 5.12 of the Stockholders' Agreement are hereby incorporated by reference into this Amendment and Joinder, mutatis mutandis.

     (c) Counterparts. This Amendment and Joinder may be executed in one or more counterparts, each of which shall be deemed an original but both of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                                       4

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         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment and
Joinder to the Stockholders' Agreement as of the date first above written.


                                       ALLIED RISER COMMUNICATIONS CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:  David H. Crawford
                                           Title: Chief Executive Officer


                                       EGI-ARC INVESTORS, L.L.C.

                                       By: GAMI Investments, Inc.,
                                           its Managing Member


                                       By:
                                           -------------------------------------
                                           Name:  Don Liebentritt
                                           Title: Vice President


                                       TELECOM PARTNERS II, L.P.

                                       By: Telecom Management II, L.L.C.,
                                           its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       CRESCENDO WORLD FUND, LLC

                                       By: Crescendo Ventures World Fund, LLC,
                                           its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



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                                       EAGLE VENTURES WF, LLC


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       CRESCENDO III, L.P.

                                       By: Crescendo Ventures III, LLC,
                                           its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       LAWRENCE EQUITY GROUP, L.L.C.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: President and Managing Member


                                       NORWEST VENTURE PARTNERS VII, L.P.

                                       By: Itasca VC Partners VII, LLP,
                                           its General Partner


                                       By:
                                           -------------------------------------
                                           Name:  John P. Whaley
                                           Title: Partner

                                       ANDA PARTNERSHIP, an Illinois general
                                       partnership

                                       By: Ann Only Trust, an Illinois trust


                                       By:
                                           -------------------------------------
                                           Name:  Mark Slezak
                                           Title: Co-Trustee

                                       By: Ann and Descendants Trust, an
                                           Illinois trust


                                       By:
                                           -------------------------------------
                                           Name:  Mark Slezak
                                           Title: Co-Trustee


                                       EOP OPERATING LIMITED PARTNERSHIP

                                       By:  Equity Office Properties Trust
                                       Its: Managing General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



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                                       CORNERSTONE PROPERTIES LIMITED
                                       PARTNERSHIP

                                       By:  Cornerstone Properties Inc.
                                       Its: General Partner


                                       By:
                                           -------------------------------------
                                           Name:  H. Lee Van Boven
                                           Title: Chief Operating Officer


                                       HINES ARC INVESTORS LIMITED PARTNERSHIP

                                       By:  Hines Interests Limited Partnership
                                       Its: General Partner

                                       By:  Hines Holdings, Inc.
                                       Its: General Partner


                                       By:
                                           -------------------------------------
                                           Name:  Jeffrey C. Hines
                                           Title: President


                                       DWS CAPITAL LLC

                                       By:
                                           -------------------------------------
                                           Name:  Douglas W. Shorenstein
                                           Title: Managing Member

                                       BOSTON PROPERTIES LIMITED PARTNERSHIP


                                       By:  Boston Properties, Inc.
                                       Its: General Partner


                                       By:
                                           -------------------------------------
                                           Name:  Robert E. Burke
                                           Title: Executive Vice President


                                       BCI GROWTH V, L.P.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       BCI INVESTORS, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       FIRST UNION INVESTORS, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



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                                       TRIZECHAHN CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       VORNADO REALTY L.P


                                       By:  Vornado Realty Trust
                                       Its: General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       TRANSWESTERN STRATEGIC PARTNERS, L.L.C.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       CHASE EQUITY ASSOCIATES, L.P.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE 1


1.       TrizecHahn Corporation
2.       Cornerstone Properties Limited Partnership
3.       EOP Operating Limited Partnership
4.       Boston Properties Limited Partnership
5.       Vornado Realty L.P.
6.       DWS Capital LLC
7.       Transwestern Commercial Services, L.L.C.
8.       Hines ARC Investors Limited Partnership
9.       BCI Growth V, L.P. and BCI Investors, Inc.
10.      Chase Equity Associates, L.P.
11.      First Union Investors, Inc.